UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Soliciting Material Under Rule 14a-12

BRISTOL-MYERS SQUIBB COMPANY
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

STARBOARD VALUE AND OPPORTUNITY S LLC

STARBOARD VALUE AND OPPORTUNITY C LP

STARBOARD VALUE R LP

STARBOARD VALUE L LP

STARBOARD VALUE R GP LLC

STARBOARD LEADERS VICTOR LLC

STARBOARD LEADERS FUND LP

STARBOARD VALUE A LP

STARBOARD VALUE A GP LLC

STARBOARD VALUE GP LLC

STARBOARD PRINCIPAL CO LP

STARBOARD PRINCIPAL CO GP LLC

JEFFREY C. SMITH

PETER A. FELD

STEVEN J. SHULMAN

JAMES L. TYREE

JANET S. VERGIS

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Starboard Value LP, together with the other Special Meeting Participants (as defined below), intends to file a preliminary proxy statement and accompanying proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes against the issuance of shares of Common Stock, $0.10 par value per share, of Bristol-Myers Squibb Company, a Delaware corporation (the “Company”), pursuant to the proposed merger with Celgene Corporation at the special meeting of stockholders of the Company.

In addition, Starboard Value LP, together with the other Annual Meeting Participants (as defined below), intends to file a preliminary proxy statement and accompanying WHITE proxy card with the SEC to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2019 annual meeting of the Company.

Item 1: On February 28, 2019, Starboard delivered an open letter to stockholders of the Company. The full text of the letter is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 2: On February 28, 2019, Starboard issued the following press release:

STARBOARD DELIVERS OPEN LETTER TO Bristol-Myers Squibb STOCKHOLDERS

Believes the Proposed Merger with Celgene is Ill-Advised and Not in the Best Interests of Bristol-Myers Stockholders

NEW YORK, NY - February 28, 2019 /PRNewswire/ -- Starboard Value LP (together with its affiliates, “Starboard”), a stockholder of Bristol-Myers Squibb Company (“Bristol-Myers” or the “Company”)(NYSE:BMY), today announced that it has delivered an open letter to Bristol-Myers stockholders expressing its belief that the proposed merger with Celgene Corporation (the “Merger”) is ill-advised and not in the best interests of Bristol-Myers stockholders. Starboard expects to file preliminary proxy materials in opposition to the Merger in the coming days in connection with the Company’s Special Meeting of Stockholders scheduled to take place on April 12, 2019, at which Bristol-Myers stockholders will vote on the issuance of shares of Bristol-Myers common stock pursuant to the Merger.

The full open letter to Bristol-Myers stockholders can be viewed at the following link:

http://www.starboardvalue.com/wp-content/uploads/Starboard_Value_LP_Letter_to_BMY_Shareholders_02.28.2019.pdf

About Starboard Value LP

Starboard Value LP is a New York-based investment adviser with a focused and differentiated fundamental approach to investing primarily in publicly traded U.S. companies. Starboard invests in deeply undervalued companies and actively engages with management teams and boards of directors to identify and execute on opportunities to unlock value for the benefit of all shareholders.

Investor contacts:

Peter Feld, (212) 201-4878

Gavin Molinelli, (212) 201-4828

www.starboardvalue.com

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Starboard Value LP, together with the other Special Meeting Participants (as defined below), intends to file a preliminary proxy statement and accompanying proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes against the issuance of shares of Common Stock, $0.10 par value per share (the “Common Stock”), of Bristol-Myers Squibb Company, a Delaware corporation (the “Company”), pursuant to the proposed merger with Celgene Corporation at the special meeting of stockholders of the Company (the “Special Meeting”).

In addition, Starboard Value LP, together with the other Annual Meeting Participants (as defined below), intends to file a preliminary proxy statement and accompanying WHITE proxy card with the SEC to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2019 annual meeting of the Company (the “Annual Meeting”).

STARBOARD STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENTS AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THESE PROXY SOLICITATIONS WILL PROVIDE COPIES OF THE PROXY STATEMENTS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the proxy solicitation in connection with the Special Meeting are anticipated to be Starboard Value LP, Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”), Starboard Value and Opportunity S LLC (“Starboard S LLC”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), Starboard Value L LP (“Starboard L GP”), Starboard Leaders Victor LLC (“Starboard Victor LLC”), Starboard Leaders Fund LP (“Starboard Leaders Fund”), Starboard Value A LP (“Starboard A LP”), Starboard Value A GP LLC (“Starboard A GP”), Starboard Value GP LLC (“Starboard Value GP”), Starboard Principal Co LP (“Principal Co”), Starboard Principal Co GP LLC (“Principal GP”), Starboard Value R LP (“Starboard R LP”), Starboard Value R GP LLC (“Starboard R GP”), Jeffrey C. Smith and Peter A. Feld (collectively, the “Special Meeting Participants”).  The participants in the proxy solicitation in connection with the Annual Meeting are anticipated to be the Special Meeting Participants, Steven J. Shulman, James L. Tyree, and Janet S. Vergis (collectively, the “Annual Meeting Participants”).

As of the date hereof, Starboard V&O Fund beneficially owns 2,831,825 shares of Common Stock. As of the date hereof, Starboard S LLC beneficially owned 425,080 shares of Common Stock.  As of the date hereof, Starboard C LP beneficially owned 244,769 shares of Common Stock.  As of the date hereof, Starboard L Master beneficially owned 221,245 shares of Common Stock.  As of the date hereof, Starboard Victor LLC beneficially owned 74,707 shares of Common Stock.  As of the date hereof, 632,374 Shares were held in a certain account managed by Starboard Value LP (the “Starboard Value LP Account”). Starboard L GP, as the general partner of Starboard L Master, may be deemed the beneficial owner of the 221,245 shares owned by Starboard L Master. Starboard R LP, as the general partner of Starboard C LP, may be deemed the beneficial owner of the 244,769 shares owned by Starboard C LP. Starboard R GP, as the general partner of Starboard R LP and Starboard L GP, may be deemed the beneficial owner of the (i) 244,769 shares owned by Starboard C LP and (ii) 221,245 shares owned by Starboard L Master. Starboard Leaders Fund, as a member of Starboard Victor LLC, may be deemed the beneficial owner of the 74,707 shares owned by Starboard Victor LLC. Starboard Value A LP, as the general partner of Starboard Leaders Fund and the managing member of Starboard Victor LLC, may be deemed the beneficial owner of the 74,707 shares owned by Starboard Victor LLC. Starboard Value A GP, as the general partner of Starboard A LP, may be deemed the beneficial owner of the 74,707 shares owned by Starboard Victor LLC. Starboard Value LP, as the investment manager of Starboard V&O Fund, Starboard C LP, Starboard L Master, Starboard Victor LLC and the Starboard Value LP Account and the manager of Starboard S LLC, may be deemed the beneficial owner of the (i) 2,831,825 shares beneficially owned by Starboard V&O Fund, (ii) 425,080 shares owned by Starboard S LLC, (iii) 244,769 shares owned by Starboard C LP, (iv) 221,245 shares owned by Starboard L Master, (v) 74,707 shares owned by Starboard Victor LLC and (vi) 632,374 shares held in the Starboard Value LP Account. Starboard Value GP, as the general partner of Starboard Value LP, may be deemed the beneficial owner of the (i) 2,831,825 shares beneficially owned by Starboard V&O Fund, (ii) 425,080 shares owned by Starboard S LLC, (iii) 244,769 shares owned by Starboard C LP, (iv) 221,245 shares owned by Starboard L Master, (v) 74,707 shares owned by Starboard Victor LLC and (vi) 632,374 shares held in the Starboard Value LP Account. Principal Co, as a member of Starboard Value GP, may be deemed the beneficial owner of the (i) 2,831,825 shares beneficially owned by Starboard V&O Fund, (ii) 425,080 shares owned by Starboard S LLC, (iii) 244,769 shares owned by Starboard C LP, (iv) 221,245 shares owned by Starboard L Master, (v) 74,707 shares owned by Starboard Victor LLC and (vi) 632,374 shares held in the Starboard Value LP Account. Principal GP, as the general partner of Principal Co, may be deemed the beneficial owner of the (i) 2,831,825 shares beneficially owned by Starboard V&O Fund, (ii) 425,080 shares owned by Starboard S LLC, (iii) 244,769 shares owned by Starboard C LP, (iv) 221,245 shares owned by Starboard L Master, (v) 74,707 shares owned by Starboard Victor LLC and (vi) 632,374 shares held in the Starboard Value LP Account.  Each of Messrs. Smith and Feld, as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed the beneficial owner of the (i) 2,831,825 shares beneficially owned by Starboard V&O Fund, (ii) 425,080 shares owned by Starboard S LLC, (iii) 244,769 shares owned by Starboard C LP, (iv) 221,245 shares owned by Starboard L Master, (v) 74,707 shares owned by Starboard Victor LLC and (vi) 632,374 shares held in the Starboard Value LP Account. Messrs. Smith and Feld share voting and dispositive power with respect to the 4,430,000 shares of Common Stock beneficially owned in the aggregate by Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard Victor LLC and held in the Starboard Value LP Account.

As of the date hereof, Mr. Tyree directly beneficially owns 292 shares of Common Stock. As of the date hereof, Ms. Vergis directly beneficially owns 282 shares of Common Stock. As of the date hereof, Mr. Shulman does not own any shares of Common Stock.